UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 21, 2005

CINCINNATI BELL INC.

(CINCINNATI BELL INC. SAVINGS AND SECURITY PLAN)
(Exact name of registrant as specified in its charter)

Ohio	1-8519	31-1056105
(Commission File Number)
(State or other jurisdiction		(IRS Employer
of incorporation)		Identification No.)

201 East Fourth Street
Cincinnati, Ohio		45202

(Address of principal
executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 397-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Cincinnati Bell Inc.
(Cincinnati Bell Inc. Savings and Security Plan)

Item 4.01 Changes in Registrant’s Certifying Accountant

     (a) On March 21, 2005, the Audit and Finance Committee (the “Audit Committee”) of the Board of Directors of Cincinnati Bell Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company‘s independent accountants, and the Employees’ Benefits Committee of the Company, which controls and manages the operation and administration of the Cincinnati Bell Inc. Savings and Security Plan (the “Plan”), dismissed PwC as the Plan’s independent accountants.

     The reports of PwC on the Plan’s financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two most recent fiscal years and through March 21, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in their reports on the Plan’s financial statements for such years.

     During the two most recent fiscal years and through March 21, 2005, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K .

     The Company, on behalf of the Plan, has provided a copy of the above disclosures to PwC and asked PwC to provide it with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the Company’s statements. Attached as Exhibit 16.1 is a copy of PwC‘s letter dated March 24, 2005.

     (b) On March 21, 2005, the Audit Committee approved the engagement of Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent accountants, and the Employees’ Benefits Committee of the Company approved the engagement of Deloitte & Touche as the Plan’s independent accountants for the fiscal years ending December 31, 2004 and 2005, effective upon the final completion of Deloitte & Touche’s customary client acceptance procedures and execution of an engagement letter. During the two most recent fiscal years and through March 21, 2005, the Plan did not consult with Deloitte & Touche regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements, or any other matters that were either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) or (v), respectively, of Regulation S-K.

Form 8-K

Cincinnati Bell Inc.
(Cincinnati Bell Inc. Savings and Security Plan)

Item 9.01 — Financial Statements and Exhibits

(c)	Exhibits

	16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 24, 2005.

Form 8-K

Cincinnati Bell Inc.
(Cincinnati Bell Inc. Savings and Security Plan)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC. (CINCINNATI BELL INC. SAVINGS AND SECURITY PLAN)
By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel, Cincinnati Bell Inc.

By:	/s/ Donald R. Scheick
Donald R. Scheick
Secretary - Employees’ Benefit Committee, Cincinnati Bell Inc. Savings and Security Plan

Date: March 24, 2005

Exhibit Index

Exhibit No.	Exhibit

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 24, 2005.